Exhibit 10.12

THIS WARRANT AND ANY OTHER SECURITIES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS WARRANT AND SUCH OTHER SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN.

BU FINANCIAL HOLDINGS LLC

WARRANT

Issue Date: May 21, 2009

BU FINANCIAL HOLDINGS LLC, a Delaware limited liability company (the “Company”), for value received, hereby certifies that the FEDERAL DEPOSIT INSURANCE CORPORATION (the “FDIC”) or its permitted assigns is entitled to purchase from the Company the number of Underlying Securities determined in accordance with Section 1.4, at a purchase price per Underlying Security equal to the par value of such Underlying Security (or, if the Underlying Security shall have no par value, $0.01 per Underlying Security) (the “Exercise Price Per Share”), prior to 5:00 P.M., New York City time, on the applicable Expiration Date of this Warrant, all subject to the terms and conditions hereinafter set forth.

This Warrant (the “Warrant”) is issued to the FDIC in connection with the purchase and assumption by BankUnited, a newly formed federal savings association and an indirect, wholly owned subsidiary of the Company (“NewBank” or “BankUnited”), of certain assets, deposits and certain other liabilities of BankUnited, FSB from the Federal Deposit Insurance Corporation, as Receiver of BankUnited, FSB (the “Receiver”), pursuant to a Purchase and Assumption Agreement (“P&A Agreement”), dated as of May 21, 2009, by and among the Receiver, the FDIC and NewBank. In connection with the foregoing transaction, the Company and the Members have entered into an Amended and Restated Limited Liability Agreement of the Company (the “LLC Agreement”). Certain capitalized terms used in this Warrant are defined in Section 8; references to an “Exhibit” are, unless otherwise specified, to one of the Exhibits attached to this Warrant and references to a “Section” are, unless otherwise specified, to one of the sections of this Warrant.

1.             Exercise of Warrant.

1.1           Conditions to Exercise. This Warrant shall become exercisable, in whole but not in part, only upon the earlier of the consummation of a (a) Qualifying IPO or (b) Qualifying Exit Event (any such event in clause (a) or (b), an “Exercisability Event”). Notwithstanding any provision in this Warrant to the contrary, in no event shall this Warrant be exercisable unless an Exercisability Event shall have been consummated and, in connection with any such event, this Warrant shall be exercisable only in accordance with the terms and conditions, and at the times, provided for in this Warrant.

1.2           Exercise Period. This Warrant may be exercised, in whole but not in part, at any time during the period (the “Exercise Period”) commencing at 9:00 A.M., New York City time, on the tenth calendar day (and if such tenth calendar day is not a Business Day, then the next Business Day) after the date on which the earliest Exercisability Event is consummated and ending at 5:00 P.M., New York City time, on the sixtieth calendar day (and if such sixtieth calendar day is not a Business Day, then the next Business Day) following the consummation of such Exercisability Event.

1.3           Expiration Date. Unless earlier exercised as provided herein, this Warrant shall expire upon the earliest of (a) the end of the Exercise Period, (b) the consummation of an Initial Public Offering that does not constitute a Qualifying IPO, (c) the consummation of an Exit Event that does not constitute a Qualifying Exit Event, and (d) 5:00 P.M., New York City time, on the tenth anniversary of the issue date of this Warrant (any such date, the “Expiration Date”).

1.4           Underlying Securities Issuable Upon Exercise.

1.4.1                General. Subject to Sections 1.1, 1.2 and 1.3, this Warrant shall be exercisable, in whole but not in part, for Underlying Securities in the amounts and subject to the terms and conditions hereinafter provided.

1.4.2                Qualifying IPO. If this Warrant becomes exercisable as a result of a Qualifying IPO, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time during the Exercise Period, shall be entitled to receive a number of Underlying Securities equal to the quotient obtained by dividing (a) the Warrant Value by (b)(i) the Applicable IPO Price minus (ii) the Exercise Price Per Share.

1.4.3                Qualifying Exit Event. If this Warrant becomes exercisable as a result of a Qualifying Exit Event, proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time during the Exercise Period, shall be entitled to receive a number of Underlying Securities equal to the quotient obtained by dividing (a) the Warrant Value by (b)(i) the Applicable Exit Event Price minus (ii) the Exercise Price Per Share.

1.4.4                No Fractional Shares or Scrip. No fractional Underlying Securities or Other Securities or scrip representing fractional Underlying Securities or Other Securities shall be issued upon any exercise of this Warrant. In lieu of any fractional Underlying Securities or Other Securities to which the Holder would otherwise be entitled, the Holder shall be entitled to receive a cash payment equal to the same fraction of the Market Price per Underlying Security on the Business Day next preceding the date of such exercise for such fractional share.

1.5           Election to Issue Other Securities. In the event that this Warrant shall have become exercisable as a result of the consummation of an Exercisability Event in accordance with Section 1.1, then, at any time after the receipt by the Company of an Exercise Notice relating to the exercise of this Warrant for Underlying Securities and prior to the date that is two

Business Days before the Closing Date, the Company shall have the right to elect not to issue Underlying Securities upon exercise of this Warrant and in lieu thereof to issue other securities as hereinafter provided. If the Company desires to make such election, it shall so notify the Holder in writing, and promptly thereafter the Holder and the Company shall jointly determine the type of security or securities (which may be debt or equity securities or a combination thereof) (the “Other Securities”), the terms thereof and the purchase price therefor which shall be purchasable upon exercise of this Warrant. The terms of such Other Securities shall be established by the board of directors of the Company in good faith so as to enable the Holder to sell such Other Securities for proceeds equal to the sum of (a) the Warrant Value and (b) the Exercise Price.

1.6           Manner of Exercise; Exercise Price.

1.6.1                In order to exercise this Warrant (which shall be exercisable in whole but not in part), the Holder shall deliver to the Company a written notice in the form of Exhibit A hereto (the “Exercise Notice”). Such notice may be delivered at any time on or after the date on which this Warrant becomes exercisable as provided in Section 1.2 and prior to or on the tenth Business Day preceding the Expiration Date, provided that, subject to Section 2.5, the Company shall not previously have delivered to the Holder a Redemption Notice. On the Closing Date, the Holder shall surrender this Warrant to the Company at its office specified in Section 7.2.1, accompanied by a subscription in substantially the form of Exhibit B hereto, duly executed by the Holder and accompanied by payment (by tendering cash, by certified or cashier’s check or by wire transfer), in immediately available funds, in an amount equal to the Exercise Price, determined pursuant to Section 1.6.2, and the Holder shall thereupon be entitled to receive on the Closing Date the number of duly authorized, validly issued, fully paid and nonassessable Underlying Securities (or Other Securities) designated in such subscription.

1.6.2                If this Warrant becomes exercisable as a result of any Exercisability Event, the aggregate exercise price of this Warrant (the “Exercise Price”) shall be the product obtained by multiplying (a) the number of Underlying Securities issuable upon such exercise by (b) the Exercise Price Per Share. If this Warrant becomes exercisable for Other Securities pursuant to Section 1.5, the Exercise Price shall be the amount determined in accordance with Section 1.5.

1.7           When Exercise Effective. The exercise of this Warrant shall be deemed to have been effected immediately upon delivery of this Warrant and payment of the Exercise Price as provided in Section 1.6, and at such time the Person in whose name any certificate or certificates for Underlying Securities (or Other Securities) shall be issuable upon such exercise as provided in Section 1.8 shall be deemed to have become the holder of record thereof.

1.8           Delivery of Stock Certificates, etc. Not later than two Business Days after the exercise of this Warrant for Underlying Securities, the Company at its expense (including the payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the Holder or, subject to Section 6, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct in writing, a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable Underlying Securities (or Other Securities) to which the Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per Underlying Security on the Business Day next preceding the date of such exercise.

2.             Redemption.

2.1           This Warrant shall be redeemable by the Company, in whole but not in part, at any time after this Warrant has become exercisable in accordance with Section 1.1 and prior to the Closing Date at a redemption price in cash (the “Redemption Price”) equal to the Warrant Value.

2.2           The Company shall deliver written notice (the “Redemption Notice”) to the Holder of the Company’s election to redeem this Warrant not less than five Business Days prior to the date fixed for redemption by the board of directors of the Company (the “Redemption Date”), which Redemption Date shall be no earlier than the date upon which this Warrant has become exercisable in accordance with Section 1.1 and no later than the end of the Exercise Period. Notwithstanding the foregoing sentence, if the Holder previously shall have delivered to the Company an Exercise Notice, the Redemption Notice shall be provided not more than ten Business Days after the date of such Exercise Notice.

The Redemption Notice shall state:

(i)   the Redemption Date;

(ii)  the Redemption Price;

(iii) that on the Redemption Date the Redemption Price will become due and payable on this Warrant and that this Warrant shall cease to be exercisable on and after said date; and

(iv) the place or places where this Warrant is to be surrendered for payment of the Redemption Price, which shall be the office specified in Section 7.2.1 unless otherwise specified in the Redemption Notice.

2.3           On or prior to the date of the Redemption Notice, the Company shall segregate and hold in trust an amount of money in same day funds sufficient to pay the Redemption Price.

2.4           Notice of redemption having been given as aforesaid, and whether or not the Holder surrenders this Warrant on the Redemption Date as provided in Section 2.2(iv), this Warrant shall, notwithstanding any Exercise Notice having earlier or later been given, on the date of the Redemption Notice, cease to be exercisable and shall represent only the right to receive the Redemption Price therein specified in cash, unless the Company shall default in the payment of the Redemption Price. Upon surrender of this Warrant for redemption in accordance with such notice, the Company shall pay to the Holder on the Redemption Date an amount in cash equal to the Redemption Price.

2.5           If the Company shall default in the payment of the Redemption Price on the Redemption Date, and such default shall not be cured within two Business Days thereafter, this Warrant shall continue to be exercisable until the later of the Expiration Date and the date that is thirty days following the Redemption Date (or, if not a Business Day, the next Business Day).

3.             Assumption of Obligations.

3.1           Prior to the expiration of this Warrant in accordance with its terms, the Company will not, directly or indirectly, consolidate or merge with or into another Person or sell, assign, transfer, convey or otherwise dispose of all or substantially all of the Company’s properties or assets (determined on a consolidated basis for the Company and its subsidiaries) in one or more related transactions to another Person, unless either (a) the Company is the surviving entity, or (b) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, conveyance or other disposition has been made assumes all the obligations of the Company under this Warrant and the Registration Rights Agreement pursuant to written instruments reasonably satisfactory to the Holder.

3.2           Notwithstanding anything contained in this Warrant to the contrary, prior to the expiration of this Warrant in accordance with its terms, the Company will not effect any Qualifying IPO or Qualifying Exit Event unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any Underlying Securities (or Other Securities) upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the Holder (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant), (b) the obligations of the Company under the Registration Rights Agreement and (c) the obligation to deliver to the Holder such Underlying Securities (or Other Securities) as, in accordance with the foregoing provisions of Section 1, the Holder may be entitled to receive, and such Person shall have similarly delivered to the Holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to the Holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof shall be applicable to the Underlying Securities (or Other Securities) which such Person may be required to deliver upon the exercise of this Warrant.

4.            No Impairment. The Company will not, by amendment of its LLC Agreement or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

5.             Registration Rights. If any Underlying Securities (or Other Securities) required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such securities may be issued upon exercise, the Company will, at its expense and as expeditiously as possible, use its reasonable best efforts to cause such securities to be duly registered or approved, as the case may be. The Underlying Securities (or Other Securities) issuable upon exercise of this Warrant shall constitute Registrable Securities (as such term is defined in the Registration Rights Agreement). The Holder shall be entitled to all of the benefits afforded to a holder of any such Registrable Securities under the Registration Rights Agreement and such holder, by its acceptance of this Warrant, agrees to be bound by and to comply with the terms and conditions of the Registration Rights Agreement applicable to such holder as a holder of such Registrable Securities. At any such time as this Warrant is exercisable and the Company is legally permitted to issue Underlying Securities hereunder, and Underlying Securities are listed on any national securities exchange, the Company will, at its expense, obtain promptly and maintain the approval for listing on each such exchange, upon official notice of issuance, the Underlying Securities issuable upon exercise of the Warrant and maintain the listing of such securities after their issuance; and the Company will also list on such national securities exchange, will register under the Exchange Act and will maintain such listing of, any Other Securities that at any time are issuable upon exercise of the Warrants, if and at the time that any securities of the same class or series shall be listed on such national securities exchange by the Company.

6.             Restrictions on Transfer.

6.1           Restrictive Legends. Except as otherwise permitted by this Section 6, the Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THIS WARRANT AND ANY OTHER SECURITIES ACQUIRED UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS. THIS WARRANT AND SUCH OTHER SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED HEREIN.”

Except as otherwise permitted by this Section 6, each certificate for Underlying Securities (or Other Securities) issued upon the exercise of the Warrant, and each certificate issued upon the transfer of any such Underlying Securities (or Other Securities), shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION

UNDER SUCH ACT OR SUCH LAWS. SUCH SECURITIES MAY BE TRANSFERRED ONLY IN COMPLIANCE WITH THE CONDITIONS SPECIFIED IN A CERTAIN WARRANT ISSUED BY BU FINANCIAL HOLDINGS LLC IN CONNECTION WITH THE PURCHASE AND ASSUMPTION BY BANKUNITED OF CERTAIN ASSETS AND LIABILITIES OF BANKUNITED, FSB FROM THE FEDERAL DEPOSIT INSURANCE CORPORATION RECEIVER OF BANKUNITED, FSB PURSUANT TO A PURCHASE AND ASSUMPTION AGREEMENT, DATED AS OF MAY 21, 2009, BY AND AMONG THE FEDERAL DEPOSIT INSURANCE CORPORATION, AS RECEIVER OF BANKUNITED, FSB, THE FEDERAL DEPOSIT INSURANCE CORPORATION AND BANKUNITED. A COMPLETE AND CORRECT COPY OF THE FORM OF SUCH WARRANT IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF ISSUER AS PROVIDED IN SUCH WARRANT AND WILL BE FURNISHED TO THE HOLDER OF SUCH SECURITIES UPON WRITTEN REQUEST AND WITHOUT CHARGE.”

6.2           Transfers Prior to Exercise Period; Notice of Proposed Transfers. Neither this Warrant nor any rights hereunder may be Transferred, except to a Permitted Transferee (provided that the Holder shall notify the Company in writing prior to the any such Transfer to a Permitted Transferee) at any time prior to the date on which it becomes exercisable pursuant to Section 1 hereof. Thereafter, this Warrant and any other Restricted Securities may only be Transferred in accordance with this Section 6.2. Prior to any Transfer of any Restricted Securities, the holder thereof shall give written notice to the Company (or other Person that is the issuer of such Restricted Securities) of such holder’s intention to effect such Transfer and to comply in all other respects with this Section 6.2. Each such notice (a) shall describe the manner and circumstances of the proposed Transfer, (b) shall be delivered to the Company (or other Person that is the issuer of the Restricted Securities) not less than two Business Days prior to the scheduled closing date for the proposed Transfer and (c) shall be accompanied by an opinion of counsel in form and substance reasonably satisfactory to the Company (or other Person that is the issuer of the Restricted Securities) to the effect that the proposed Transfer may be effected without registration of the applicable Restricted Securities under the Securities Act. In no event may the Holder Transfer this Warrant to more than one transferee.

6.3           Termination of Restrictions. The restrictions imposed by this Section 6 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act, or (b) when, in the opinion of both counsel for the holder thereof and counsel for the Company (or other Person that is the issuer of the Restricted Securities), such restrictions are no longer required in order to insure compliance with the Securities Act. Whenever such restrictions shall cease and terminate as to any Restricted Securities, the holder thereof shall be entitled to receive from the Company (or other Person that is the issuer of the Restricted Securities), without expense (other than applicable transfer taxes, if any), new securities of like tenor not bearing the applicable legends required by Section 6.1.

7.             Ownership, Transfer and Substitution of Warrants.

7.1           Ownership of Warrants. The Company may treat the person in whose name the Warrant is registered on the register kept at the office of the Company specified in Section 7.2.1 as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 6, a Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

7.2           Office; Transfer and Exchange of Warrants.

7.2.1                Notices, presentations and demands in respect of this Warrant may be made upon the Company at its offices located at BU Financial Holdings LLC, 32 Adelaide Ave., East Moriches, New York 11940; Attention: John A. Kanas; Facsimile: [       ].

7.2.2                Upon the surrender of the Warrant, properly endorsed, for registration of transfer or for exchange at the office of the Company specified in Section 7.2.1, the Company at its expense shall (subject to compliance with Section 6, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, representing the right to purchase the aggregate number of Underlying Securities (or Other Securities) purchasable under the Warrant so surrendered.

7.3           Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of the Warrant and, in the case of any such loss, theft or destruction of the Warrant held by a Person, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the office of the Company specified in Section 7.2.1, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

8.             Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

Affiliate: The meaning set forth in Rule 12b-2 under the Exchange Act.

Aggregate Exit Event Price: The aggregate consideration paid, directly or indirectly, to the Company or the Members in connection with an Exit Event. In the event the consideration paid in the Exit Event consists in whole or in part of securities that are traded on any securities exchange or association or over-the-counter market, the value of any such security shall be calculated based on the average Market Price of such security for the twenty consecutive Trading Days immediately preceding the date on which the Exit Event is consummated. In the event the consideration paid in the Exit Event consists in whole or in part of consideration other than cash or securities that are traded on any securities exchange or association or over-the-counter market, the value of such consideration shall be as determined in good faith by the board of directors of the Company in reliance on an opinion of an internationally recognized independent investment banking corporation retained by the Company for this purpose.

Allocable Incremental Value: The product of (a) the Incremental Value arising from any Exercisability Event and (b) a fraction, the numerator of which is the Original Capital Contribution and the denominator of which is the sum of (i) the Original Capital Contribution and (ii) all capital contributions made after the date of this Warrant until the date of the consummation of the Exercisability Event by any Person or Persons, directly or indirectly, in the Registering Entity (in the case the Exercisability Event is a Qualifying IPO) or the Company or any of its subsidiaries (without duplication) (in the case the Exercisability Event is a Qualifying Exit Event).

Applicable Exit Event Price: The effective per share value of the Aggregate Exit Event Price.

Applicable IPO Price: The price per Registering Entity Common Share paid by the managing underwriter(s) in an Initial Public Offering.

BankUnited: As defined in the introduction to this Warrant.

Business Day: Any day other than Saturday, Sunday, a recognized United States holiday or a day on which commercial banks in New York, New York are closed for business. Any reference to “days” (unless Business Days are specified) shall mean calendar days.

Closing Date: The tenth Business Day following delivery of the Exercise Notice in accordance with Section 1.6.

Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

Common Shares: Shares of capital stock or other equity interests of any class or classes (however designated) of a Person the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares or other equity interests entitled to preference.

Company: As defined in the introduction to this Warrant, such term to include any Person which shall succeed to or assume the obligations of the Company hereunder in compliance with Section 3.

Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

Exercisability Event: As defined in section 1.1.

Exercise Notice: As defined in section 1.6.1.

Exercise Period: As defined in section 1.2.

Exercise Price: As defined in section 1.6.2.

Exercise Price Per Share: As defined in the introduction to this Warrant.

Exit Event: A transaction or a combination or series of transactions (other than an Initial Public Offering) resulting in (a) the sale, transfer or other disposition by the Investor Members to one or more Persons that are not, immediately prior to such sale, Affiliates of the Company or any Investor Member of all or substantially all of the Interests of the Company beneficially owned by the Investor Members as of the date of such transaction, or (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole (which may include a sale of all or substantially all of the shares in InterCo) to one or more Persons that are not, immediately prior to such sale, transfer or other disposition, Affiliates of the Company or any Investor Member.

Expiration Date: As defined in Section 1.3.

FDIC: As defined in the introduction to this Warrant.

Holder: The Person in whose name this Warrant is registered in the register maintained by the Company pursuant to Section 7.2.

Incremental Value: The amount, if any, by which (i) the Total Tangible Equity Value exceeds (ii) the Threshold Value.

Initial Public Offering: The first underwritten public offering of the common stock (or other equity interest) of (a) a successor corporation to the Company, or (b) InterCo, NewBank (or such other entity designated as the Registering Entity in accordance with Section 12.8(a) of the LLC Agreement that owns substantially all of the operations held, directly or indirectly, by the Company) to the general public through a registration statement filed with the Commission that results (i) in aggregate proceeds (net of offering expenses) to such successor corporation, InterCo, NewBank (or other Registering Entity) of at least $100,000,000 and (ii) in shares of such successor corporation, InterCo, NewBank (or such other Registering Entity) that will be traded on any of the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System after the close of any such general public offering.

InterCo: As defined in the LLC Agreement.

Interests: As defined in the LLC Agreement.

Investor Members: As defined in the LLC Agreement.

LLC Agreement: As defined in the introduction to this Warrant.

Market Price: With respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two members of the Financial Industry Regulatory Authority, Inc.

selected from time to time by the Company for that purpose. “Market Price” shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per such security shall be deemed to be the fair market value per such security as determined in good faith by the board of directors of the Company in reliance on an opinion of an internationally recognized independent investment banking corporation retained by the Company for this purpose.

Members: As defined in the LLC Agreement.

NewBank: As defined in the introduction to this Warrant.

Original Capital Contribution: The net amount of capital contributed by HoldCo, directly or indirectly, to NewBank in connection with the consummation of the transactions contemplated by the P&A Agreement.

Other Securities: As defined in Section 1.5.

Permitted Transferee: Any wholly owned subsidiary of the Holder. No Holder may avoid its obligations herein by making a Transfer of Restricted Securities to any of its wholly owned subsidiaries in a Transfer permitted under Section 6 and then dispose of all or any portion of the Holder’s interests in any such subsidiaries (or a direct or indirect parent thereof). In addition, the Holder shall cause its Affiliates not to transfer to a third party in one or more transactions equity interests in an entity that, directly or indirectly, beneficially owns the Restricted Securities.

Person: Any individual, corporation, partnership, limited liability company, joint venture, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

P&A Agreement: As defined in the introduction to this Warrant.

Qualifying Exit Event: An Exit Event in which the Total Tangible Equity Value arising from such Exit Event exceeds the Threshold Value and which Exit Event is consummated prior to 5:00 P.M., New York City time, on the tenth anniversary of the issue date of this Warrant.

Qualifying IPO: An Initial Public Offering in which the Total Tangible Equity Value arising from such Initial Public Offering exceeds the Threshold Value and which Initial Public Offering is consummated prior to 5:00 P.M., New York City time, on the tenth anniversary of the issue date of this Warrant.

Receiver: As defined in the introduction to this Warrant.

Redemption Date: As defined in Section 2.2.

Redemption Notice: As defined in Section 2.2.

Redemption Price: As defined in Section 2.1.

Registering Entity: InterCo, or any other entity (including any successor of the Company) or any subsidiary of the Company that effects the Initial Public Offering.

Registering Entity Common Shares: Shares of common stock of the Registering Entity or an equivalent security or instrument.

Registration Rights Agreement: The Registration Rights Agreement, dated as of the date of this Warrant, by and between the Company and the FDIC.

Restricted Securities: The Warrant bearing the applicable legend or legends referred to in Section 6.1 and any Underlying Securities (or Other Securities) which have been issued upon the exercise of the Warrant and which are evidenced by a certificate or certificates bearing the applicable legend or legends referred to in such Section 6.1.

Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

Threshold Value: The product of (a) the Top Quartile Multiple as of the most recent quarter-end and (b) (i) the tangible book value of BankUnited (as reflected in the books and records of BankUnited) as of the consummation of an Initial Public Offering or an Exit Event, as the case may be, as determined based on the books and records of the Company as of such date, times (ii) the percentage interest therein held, directly or indirectly, by the Company.

Top Quartile Multiple: The average price-to-tangible-book-value multiple, as published by SNL Financial (or similar publication of national recognition as may be determined by the Company), for the top quartile (determined by reference to the price-to-tangible-book-value multiple) of publicly traded U.S. Banks with assets in excess of $10 billion as of the most recent quarter-end.

Total Tangible Equity Value: In the case of an Initial Public Offering, (a) the product of (i) the number of Registering Entity Common Shares held by the Company or the Members immediately prior to such Initial Public Offering and (ii) the Applicable IPO Price, minus (b) goodwill and intangible assets of the Registering Entity at the time of such Initial Public Offering. In the case of an Exit Event, the Aggregate Exit Event Price.

Trading Day: With respect to any security, (a) if the security is not traded on any securities exchange or association or over-the-counter market, a Business Day or (b) if the security is traded on any securities exchange or association or over-the-counter market, a Business Day on which such relevant exchange or quotation system is scheduled to be open for business and on which such security (i) is not suspended from trading on any exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer and (ii) have traded at least once on the securities exchange or association or over-the-counter market that is the primary market for the trading of the security.

Transfer: Any transfer, sale, exchange, assignment, pledge, or hypothecation of, creation of a lien or other encumbrance or security interest in or upon, or other disposition of, a security, including the grant of any option or other right, whether voluntarily, involuntarily or by operation of law, and the term “Transferred” shall have the meaning correlative to the foregoing.

Underlying Securities: In the case of a Qualifying IPO, Registering Entity Common Shares. In the case of a Qualifying Exit Event, in the event the consideration payable upon consummation of such Qualifying Exit Event consists, in whole or in part, of Common Shares of the Person (other than the Investor Members or Affiliates of the Company or any Investor Member) that has engaged in the transaction that constitutes a Qualifying Exit Event, Common Shares of such Person. In the event that (a) the consideration paid in the Qualifying Exit Event consists entirely of cash or securities of such Person other than Common Shares, (b) the Common Shares issued in connection with the Qualifying Exit Event are not traded on any securities exchange or association or over-the-counter market, or (c) the price at which the Common Shares are traded on any securities exchange or association or over-the-counter market (calculated based on the average Market Price of such Underlying Security for the twenty consecutive Trading Days immediately preceding the date on which the Qualifying Exit Event is consummated) is below the par value thereof, the Underlying Security shall consist of substitute securities (which may be debt or equity securities or a combination thereof) having an aggregate value equal to the sum of (i) the Warrant Value and (ii) the Exercise Price.

U.S. Banks: All U.S. federal or state chartered bank or thrift institutions (or their respective holding companies) who file, as of the relevant date, reports with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act.

Warrant: As defined in the introduction to this Warrant.

Warrant Value: The product of (a) 0.10 and (b) the Allocable Incremental Value arising from any Exercisability Event.

9.             Remedies. The Company stipulates that the remedies at law of the Holder in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

10.           No Rights or Liabilities as Stockholder or Member. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a stockholder or Member of the Company or as imposing any obligation on the Holder to purchase any securities or as imposing any liabilities on the Holder as a stockholder or Member of the Company, whether such obligation or liabilities are asserted by the Company or by creditors of the Company.

11.           Notices. Any notice, request, instruction or other document to be given hereunder by any person to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second Business Day following the date of dispatch if delivered by a recognized next day courier service. All notices to the Company shall be delivered at the address and/or contact details for the Company set forth in Section 7.2.1 above and all notices to the Holder shall be delivered at the address and/or contact details for the Holder set forth in the registry maintained by the Company pursuant to Section 7 hereof, or pursuant to such other instructions as may be designated in writing by the party to receive such notice, provided that the exercise of any Warrant shall be effective only in the manner provided in Section 1.

12.           Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

13.           Entire Agreement. This Warrant, and the forms and exhibits attached hereto, contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

14.           Governing Law. This Warrant will be governed by and construed in accordance with the laws of the State of Delaware. Each of the Company and the Holder agrees (a) to submit to the exclusive jurisdiction and venue of the state or federal courts located in the State of Delaware for any civil action, suit or proceeding arising out of or relating to this Warrant or the transactions contemplated hereby, and (b) that notice may be served upon the Company at the address in Section 7.2.1 above and upon the Holder at the address for the Holder set forth in the registry maintained by the Company pursuant to Section 7 hereof. To the extent permitted by applicable law, each of the Company and the Holder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby.

15.           Miscellaneous. This Warrant and any term hereof may be waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such waiver, discharge or termination is sought. This Warrant may be amended only with the written consent of each of the Company and the Holder. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, attested and delivered the day and year first before written.

BU FINANCIAL HOLDINGS LLC

By:	/s/ Rajinder P. Singh
	Name:	Rajinder P. Singh
	Title:	Head of Consumer Banking

EXHIBIT A

[DATE]

FORM OF EXERCISE NOTICE

To [COMPANY]:

The undersigned registered holder of the Warrant of [COMPANY] (the “Company”), dated May [       ], 2009, hereby gives notice pursuant to Section 1.6 of such Warrant of its election to exercise such Warrant, in whole but not in part, for                    (1) [NAME OF UNDERLYING SECURITY] of [NAME OF ISSUER], such exercise to be consummated on the tenth business day following delivery of this notice upon delivery by the undersigned to the Company on or prior to such date of such Warrant in accordance with the terms and provisions thereof.

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

(1)       Insert here the number of Underlying Securities calculated pursuant to Section 1.

EXHIBIT B

[DATE]

FORM OF SUBSCRIPTION

[To be executed only upon exercise of Warrant]

To [COMPANY]:

The undersigned registered holder of the Warrant of [COMPANY] hereby irrevocably exercises such Warrant for, and purchases thereunder,                     (2) [NAME OF UNDERLYING SECURITY] of [NAME OF ISSUER] and herewith makes payment of $[EXERCISE PRICE] therefor, and requests that the certificates for such securities be issued in the name of, and delivered to [NAME] whose address is [ADDRESS].

Dated:

(Signature must conform in all respects to name of holder as specified on the face of Warrant)

(Street Address)

(City) (State) (Zip Code)

(2)       Insert here the number of Underlying Securities calculated pursuant to Section 1.